SIGNIFICANT ACCOUNTING POLICIES	12 Months Ended
Dec. 31, 2016
Accounting Policies [Abstract]
SIGNIFICANT ACCOUNTING POLICIES
NOTE 2:-        SIGNIFICANT ACCOUNTING POLICIES

The consolidated financial statements have been prepared in accordance with generally accepted accounting principles in the United States ("U.S. GAAP"), followed on a consistent basis.

a.	Use of estimates:

The preparation of the consolidated financial statements in conformity with U.S. GAAP requires management to make estimates, judgments and assumptions. The Company's management believes that the estimates, judgments and assumptions used are reasonable based upon information available at the time they are made. These estimates, judgments and assumptions can affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the dates of the financial statements, and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

b.	Functional currency:

The majority of the revenues of the Company and certain of its subsidiaries are generated in U.S. dollars ("dollar") or linked to the dollar. In addition, a substantial portion of the Company's and certain of its subsidiaries' costs are incurred in dollars. The Company's management believes that the dollar is the primary currency of the economic environment in which the Company and certain of its subsidiaries operate. Thus, the functional and reporting currency of the Company and certain of its subsidiaries is the dollar.

Accordingly, monetary accounts maintained in currencies other than the dollar are remeasured into dollars in accordance with ASC 830, "Foreign Currency Matters" ("ASC 830"). All transaction gains and losses of the remeasurement of monetary balance sheet items are reflected in the consolidated statements of operations as financial income or expenses, as appropriate.

The financial statements of certain foreign subsidiaries, whose functional currency has been determined to be their local currency, have been translated into dollars. Assets and liabilities have been translated using the exchange rates in effect at the balance sheet date. Statements of operations amounts have been translated using specific rates. The resulting translation adjustments are reported as a component of equity in accumulated other comprehensive income (loss).

c.	Principles of consolidation:

The consolidated financial statements include the accounts of the Company and its subsidiaries in which the Company has a controlling voting interest and entities consolidated under the variable interest entities ("VIE") provisions of ASC 810, "Consolidation" ("ASC 810"). Inter-company balances and transactions have been eliminated upon consolidation.

Most of the activity of Gilat Colombia S.A. E.S.P. ("Gilat Colombia") consists of operating subsidized projects for the Colombian Ministry of Information Technologies and Communications ("Ministry of ITC") through its "Dirección de Conectividad", or DirCon, (formerly known as Compartel Program). The first projects were originally awarded to Gilat's Colombian subsidiaries in 1999 and 2002 and were extended several times. An additional project was awarded to Gilat Colombia by the Ministry of ITC in 2011 and was completed in December 2013. The subsidiary was awarded another project from the Ministry of ITC in 2013 which is ongoing and scheduled to be completed in 2018.

As required in the bid documents for the Ministry of ITC projects, the Group established trusts (the "Trusts") and entered into governing trust agreements for each project (collectively, the "Trust Agreements"). The Trusts were established for the purpose of holding the network equipment, processing payments to subcontractors, and holding the funds received through the subsidy (the "Subsidy") from the government until they are released in accordance with the terms of the Subsidy and paid to Gilat Colombia. The Trusts are a mechanism to allow the Colombian government to review amounts to be paid with the Subsidy and verify that such funds are used in accordance with the transaction document and the terms of the Subsidy. Gilat Colombia generates revenues both from the Subsidy, as well as from the use of the network that it operates.

The Trusts are considered VIEs and Gilat Colombia is identified as the primary beneficiary of the Trusts.

Under ASC 810, the Company performs ongoing reassessments of whether it is the primary beneficiary of the VIE. The assessment of Company's management is that the Company has the power to direct the activities of a VIE that most significantly impact the VIE's activities (it is responsible for establishing and operating the networks), and the obligation to absorb losses of the VIE that could potentially be significant to the VIE and the right to receive benefits from the VIE that could potentially be significant to the VIE's economic performance. As such, the Trusts were consolidated in the financial statements of the Company since their inception.

The cash held by the Trusts is consolidated within the financial statements of the Company and classified as "Restricted cash held by trustees". The advances from customers received by the Trusts are consolidated within the financial statements of the Company and classified as "Advances from customers held by trustees".

d.	Cash equivalents:

Cash equivalents are short-term highly liquid investments that are not restricted as to withdrawals or use with maturities of three months or less at the date acquired.

e.	Short-term and long-term restricted cash:

Short-term restricted cash is either invested in certificates of deposit, which mature within one year, or in short-term highly liquid investments that are restricted to withdrawals or use. As of December 31, 2016, the vast majority of this amount was linked to the dollar. Such certificates of deposit are used as collateral for performance and advance payment guarantees to customers, surety bonds and loans and the lease of the Group's offices, and bear weighted average interest rates of 0.36% and 0.19% as of December 31, 2016 and 2015, respectively.

Long-term restricted cash is primarily invested in certificates of deposit, which mature in more than one year. As of December 31, 2016, the amount is linked to currencies other than the dollar. It bears annual weighted average interest rates of 5.89% and 5.84% as of December 31, 2016 and 2015, respectively. Such certificates of deposit are used as collateral for performance guarantees to customers, loans and the lease of the Group's offices.

f.	Restricted cash held by trustees:

As of December 31, 2016 and 2015, short-term restricted cash held by trustees is invested in a savings bank account linked to the Colombian Peso. The restricted cash is being released based upon performance milestones as stipulated in the agreements with the Ministry of ITC (see Note 2c).

g.	Inventories:

Inventories are stated at the lower of cost or market value. Inventory write-offs are provided to cover risks arising from slow-moving items, excess inventories, discontinued products, new products introduction and for market prices lower than cost. Any write-off is recognized in the consolidated statement of operations as cost of revenues. In addition, if required, the Group records a liability for firm non-cancelable and unconditional purchase commitments with contract manufacturers for quantities in excess of the Group's future demands forecast consistent with its valuation of excess and obsolete inventory.

Cost is determined as follows:

Raw materials, parts and supplies - using the weighted average cost method.

Work-in-progress - represents the cost of manufacturing with the addition of allocable indirect manufacturing costs, using the weighted average cost method.

Finished products - calculated on the basis of raw materials, direct manufacturing costs with the addition of allocable indirect manufacturing costs, using the weighted average cost method.

h.	Property and equipment, net:

Property and equipment are stated at cost, net of accumulated depreciation. Depreciation is calculated by the straight-line method over the estimated useful lives of the assets as follows:

Years

Buildings	50
Computers, software and electronic equipment	3 - 16
Office furniture and equipment	3 - 17
Vehicles	5 - 7

Leasehold improvements are amortized by the straight-line method over the term of the lease or the estimated useful life of the improvements, whichever is shorter.

Equipment leased to others under operating leases is carried at cost less accumulated depreciation and depreciated using the straight-line method over the useful life of the assets. The Group has accounted for its assets which are under a capital lease arrangement in accordance with ASC 840 "Leases" ("ASC 840"). Accordingly, assets under a capital lease are stated as assets of the Group on the basis of ordinary purchase prices (without the financing component), and depreciated according to the usual depreciation rates applicable to such assets. The lease payments payable in forthcoming years, net of the interest component included in them, are included in liabilities. The interest in respect of such amounts is accrued on a current basis and is charged to earnings.

i.	Intangible assets:

Intangible assets subject to amortization are initially recognized based on the fair value allocated to them, and subsequently stated at amortized cost. The assets are amortized over their estimated useful lives using the straight-line method over an estimated period during which benefits are expected to be received, in accordance with ASC 350, "Intangible - Goodwill and Other" ("ASC 350") as the following weighted average in years:

Years

Technology	7.9
Customer relationships	6.8
Marketing rights and patents	12.1

j.	Impairment of long-lived assets

The Group's long-lived assets and identifiable intangible assets that are subject to amortization are reviewed for impairment in accordance with ASC 360, "Property, Plant and Equipment" ("ASC 360"), whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable.

Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to the future undiscounted cash flows expected to be generated by the assets. Such measurement includes significant estimates. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceeds the fair value of the assets. However, the carrying amount of a group of assets is not to be reduced below its fair value. Assets to be disposed of are reported at the lower of the carrying amount or fair value less costs to sell.

During 2015, the Company encountered higher than expected expenses related to its subsidized project for the Ministry of ITC, which resulted in operating and cash flow losses from this project. Consequently, the Company identified an impairment loss of property and equipment, net and long-term deferred charges, which are included in "other assets" in the consolidated balance sheet, in the amount of $ 4,106 and $ 6,031, respectively. The total impairment loss in the amount of $ 10,137 was recorded as part of "Impairment of long-lived assets" within cost of revenues in the consolidated statement of operations and is attributed to the Services division.

In 2014 and 2016, no impairments of long-lived assets were recorded.

k.         Goodwill:

Goodwill represents the excess of the purchase price in a business combination over the fair value of the net tangible and intangible assets acquired. Under ASC 350, goodwill is not amortized, but rather is subject to an annual impairment test. Goodwill is tested for impairment at the reporting unit level by comparing the fair value of the reporting unit with its carrying value. The Company performs its annual impairment analysis of goodwill in the fourth quarter of the year, or more often if there are indicators of impairment present.

ASC 350 allows an entity to first assess qualitative factors to determine whether it is necessary to perform the two-step quantitative goodwill impairment test. If the qualitative assessment does not result in a more likely than not indication of impairment, no further impairment testing is required. If it does result in a more likely than not indication of impairment, the two-step impairment test is performed. Alternatively, ASC 350 permits an entity to bypass the qualitative assessment for any reporting unit and proceed directly to performing the first step of the goodwill impairment test.

The provisions of ASC 350 require that the quantitative two-step impairment test will be performed on goodwill at the level of the reporting units. In the first step, or "Step one", the Company compares the fair value of each reporting unit to its carrying value. If the fair value exceeds the carrying value of the net assets, goodwill is considered not impaired, and the Company is not required to perform further testing. If the carrying value of the net assets exceeds the fair value, then the Company must perform the second step, or "Step two", of the impairment test in order to determine the implied fair value of goodwill. To determine the fair value used in Step one, the Company uses discounted cash flows. If and when the Company is required to perform a Step two analysis, determining the fair value of its net assets and its off-balance sheet intangibles, then the Company would be required to make judgments that involve the use of significant estimates and assumptions.

The Company determines the fair value of each reporting unit by using the income approach, which utilizes a discounted cash flow model, as it believes that this approach best approximates the reporting unit's fair value. Judgments and assumptions related to revenue, operating income, future short-term and long-term growth rates, weighted average cost of capital, interest, capital expenditures, cash flows, and market conditions are inherent in developing the discounted cash flow model. The Company considers historical rates and current market conditions when determining the discount and growth rates to use in its analyses. If these estimates or their related assumptions change in the future, the Company may be required to record impairment charges for its goodwill.

Following the existence of impairment indicators during 2015, the Company performed in that year a goodwill impairment test for the two reporting units in the Mobility Division, using the income approach to value the reporting units' fair value. The impairment test resulted in a goodwill impairment of $ 20,402 attributable to the Wavestream reporting unit. This impairment was recorded as a "Goodwill impairment" within operating expenses in the consolidated statement of operations. The material assumptions used for the income approach were five (5) years of projected cash flows, a long-term growth rate of 4% and discount rate of 13%.

In 2014 and 2016, no impairments of goodwill were recorded.

l.	Contingencies

The Company is currently involved in various claims and legal proceedings. The Company reviews the status of each matter and assesses its potential financial exposure. If the potential loss from any claim or legal proceeding is considered probable and the amount can be reasonably estimated, the Company accrues a liability for the estimated loss.

m.	Revenue recognition:

The Group generates revenues mainly from the sale of products, which includes construction of networks, services for satellite-based communications networks, connectivity services, internet access and telephony to enterprises, government and residential customers. These services are rendered under large-scale contracts over the Group's networks which are built using the Group's equipment and also over networks which the Group installs based on BOT contracts. These large‑scale contracts sometimes involve the installation of thousands of VSATs or massive fiber-optic networks. Sale of products includes mainly the sale of VSATs, hubs, SSPAs, low-profile antennas, on-the-move/on-the-pause terminals, and construction and installation of large-scale networks based on BOT contracts. Service revenue includes access to and communication via satellites ("space segment"), installation of equipment, telephone services, internet services, consulting, on-line network monitoring, network maintenance and repair services. The Group sells its products primarily through its direct sales force and indirectly through resellers or system integrators. Sales consummated by the Group's sales force and sales to resellers or system integrators are considered sales to end-users.

Revenues from product sales are recognized in accordance with ASC 605-10, "Revenue recognition" and with ASC 605-25 "Multiple-Element Arrangements" ("ASC 605"), when delivery has occurred, persuasive evidence of an agreement exists, the vendor's fee is fixed or determinable, no further obligation exists and collectability is probable. When significant acceptance provisions are included in the arrangement revenues are deferred until the acceptance occurs. Generally, the Group does not grant rights of return. Service revenues are recognized ratably over the period of the contract or as services are performed, as applicable.

When a sales arrangement contains multiple elements, such as equipment and services, the Company allocates revenues to each element based on a selling price hierarchy. The selling price for a deliverable is based on its vendor specific objective evidence (''VSOE'') if available, third party evidence (''TPE'') if VSOE is not available, or estimated selling price (''ESP'') if neither VSOE nor TPE is available. In multiple element arrangements, revenues are allocated to each separate unit of accounting for each of the deliverables using the relative selling prices of each of the deliverables in the arrangement based on the aforementioned selling price hierarchy. Where VSOE or TPE does not exist, the Group establishes ESP based on management judgment, considering internal factors such as margin objectives, pricing practices and historical sales.

Revenue from products under sales-type lease contracts is recognized in accordance with ASC 840 upon installation or upon delivery, in cases where the customer obtains its own or other's installation services. The net investments in sales-type leases are discounted at the interest rates implicit in the leases. The present values of payments due under sales-type lease contracts are recorded as revenue at the time of shipment or installation, as appropriate. Future interest income is deferred and recognized over the related lease term as financial income.

Revenue from products and services under operating leases of equipment is recognized ratably over the lease period, in accordance with ASC 840.

Revenues from contracts under which the Group provides construction or production of products ("Production-Type Contracts") which are significantly customized to the buyer's specifications are recognized in accordance with ASC 605-35, "Construction-Type and Production-Type Contracts". In Production-Type Contracts under which units of a basic product in a continuous or sequential production process are produced, revenues are recognized based on the units-of-delivery method, recognizing revenue for each unit on the date that unit is delivered. In other Production-Type Contracts, which require significant construction and customization to the customer's specifications, revenues are recognized using the percentage-of-completion method of accounting based on the input measure by using the ratio of costs related to construction performance incurred to the total estimated amount of such costs. The amount of revenue recognized is based on the total fees under the arrangement and the percentage of completion achieved. Provisions for estimated losses on uncompleted contracts, if any, are made in the period in which such losses are first determined, in the amount of the estimated loss on the entire contact.

Deferred revenue and advances from customers represent amounts received by the Group when the criteria for revenue recognition as described above are not met and are included in "Advances from customers and deferred revenues" and "Other long-term liabilities". When deferred revenue is recognized as revenue, the associated deferred charges are also recognized as cost of revenues.

n.	Shipping and advertising expenses:

Selling and marketing expenses include shipping expenses in the amounts of $ 1,367, $ 976 and $ 2,685 for the years ended December 31, 2016, 2015 and 2014, respectively.

Advertising costs are expensed as incurred. Advertising expenses amounted to $ 243, $ 181 and $ 273 for the years ended December 31, 2016, 2015 and 2014, respectively.

o.	Warranty costs:

Generally, the Group provides product warranties for periods between twelve to twenty four months at no extra charge. A provision is recorded for estimated warranty costs based on the Group's experience. Warranty expenses amounted to $ 704, $ 864 and $ 361 for the years ended December 31, 2016, 2015 and 2014, respectively.

p.	Research and development expenses:

Research and development costs are charged to the consolidated statements of operations as incurred and are presented net of government grants. ASC 985, "Software", requires capitalization of certain software development costs subsequent to the establishment of technological feasibility.

Based on the Company's product development process, technological feasibility is established upon completion of a working model. Costs incurred by the Company between completion of the working models and the point at which the products are ready for general release has been insignificant. Therefore, all research and development costs have been expensed.

q.	Research and development grants:

The Group receives royalty-bearing and non-royalty-bearing grants from the Government of Israel and from other funding sources, for approved research and development projects. These grants are recognized at the time the Group is entitled to such grants on the basis of the costs incurred or milestones achieved as provided by the relevant agreement and included as a deduction from research and development expenses.

Research and development grants deducted from research and development expenses amounted to $ 1,624, $ 2,540 and $ 2,477 for the years ended December 31, 2016, 2015 and 2014, respectively.

r.	Accounting for stock-based compensation:

The Company accounts for stock-based compensation in accordance with ASC 718, "Compensation-Stock Compensation" ("ASC 718"). ASC 718 requires companies to estimate the fair value of equity-based payment awards on the date of grant using an option-pricing model. The value of the portion of the award that is ultimately expected to vest is recognized as an expense over the requisite service period in the Company's consolidated statement of operations.

The Company recognizes compensation expenses for the value of its awards, based on the straight-line method over the requisite service period of each of the awards, net of estimated forfeitures. ASC 718 requires forfeitures to be estimated at the time of grant and revised, if necessary, in subsequent periods if actual forfeitures differ from those estimates.

The Company selected the Black-Scholes-Merton option-pricing model as the most appropriate fair value method for its stock options awards and the fair value of restricted share units ("RSUs") based on the market stock price on the date of grant. The option-pricing model requires a number of assumptions, of which the most significant are the expected stock price volatility and the expected option term. Expected volatility was calculated based upon actual historical stock price movements. The expected term of options granted is based upon historical experience and represents the period of time that options granted are expected to be outstanding. The risk-free interest rate is based on the yield from U.S. treasury bonds with an equivalent term. The Company has historically not paid dividends and has no foreseeable plans to pay dividends.

s.	Income taxes:

The Group accounts for income taxes in accordance with ASC 740, "Income Taxes" ("ASC 740"). ASC 740 prescribes the use of the liability method whereby deferred tax assets and liability account balances are determined based on differences between the financial reporting and the tax basis of assets and liabilities and are measured using the enacted tax rates and laws that will be in effect when the differences are expected to reverse. The Group provides a valuation allowance, if necessary, to reduce deferred tax assets to their estimated realizable value if it is more likely than not that a portion or all of the deferred tax assets will not be realized.

The Group implements a two-step approach for recognizing and measuring uncertain tax positions. Recognition (step one) occurs when an enterprise concludes that a tax position, based solely on its technical merits, is more likely than not to be sustained upon examination.

Measurement (step two) is only addressed if step one has been satisfied (i.e., the position is more likely than not to be sustained) otherwise a full liability in respect of a tax position not meeting the more than likely than not criteria is recognized.

Under step two, the tax benefit is measured as the largest amount of benefit, determined on a cumulative probability basis that is more-likely-than-not to be realized upon ultimate settlement.

The Group classifies interest and penalties on income taxes as financial expenses and general and administrative expenses, respectively.

t.	Concentrations of credit risks:

Financial instruments that potentially subject the Group to concentrations of credit risk consist principally of cash and cash equivalents, short-term and long-term restricted cash, short-term restricted cash held by trustees and trade receivables.

The majority of the Group's cash and cash equivalents are invested in dollars with major banks in Israel, the United States and South America. Generally, these cash and cash equivalents may be redeemed upon demand and therefore, management believes that they bear lower risk.

The majority of the Group's short-term and long-term restricted cash are invested in dollars with major banks in South America. The Group is entitled to receive the restricted cash generally based upon actual performance of its projects.

The Company also has restricted cash held by trustees, which is invested in Colombian Pesos with major banks in Colombia. As of December 31, 2016, restricted cash held by the trustees amounted to $ 9,058. The Company is entitled to receive the restricted cash held by the trustee in stages based upon operational milestones. The cash held in the trusts is reflected in the Company's consolidated balance sheet as "Restricted cash held by trustees".

Trade receivables of the Group are mainly derived from sales to major customers located in the South and Central America and Asia. The Group performs ongoing credit evaluations of its customers and obtains letters of credit and bank guarantees for certain receivables. An allowance for doubtful accounts is determined with respect to specific debts that the Group has determined to be doubtful of collection.

u.	Employee related benefits:

Severance pay:

The Company's liability for severance pay for its Israeli employees is calculated pursuant to the Israeli Severance Pay Law based on the most recent salary of the employees multiplied by the number of years of employment, as of the balance sheet date. Employees whose employment is terminated by the Company or who are otherwise entitled to severance pay in accordance with Israeli law or labor agreements are entitled to one month's salary for each year of employment or a portion thereof. The Company's liability for all of its Israeli employees is partly provided for by monthly deposits for insurance policies and the remainder by an accrual. The value of these policies is recorded as an asset in the Company's consolidated balance sheet.

During April and May 2008 (the "transition date"), the Company amended the contracts of most of its Israeli employees so that starting on the transition date, such employees are subject to Section 14 of the Severance Pay Law, 1963 ("Section 14") for severance pay accumulated in periods of employment subsequent to the transition date. In accordance with Section 14, upon termination, the release of the contributed amounts from the fund to the employee shall relieve the Company from any further severance liability and no additional payments shall be made by the Company to the employee. As a result, the related obligation and amounts deposited on behalf of such obligation are not stated on the consolidated balance sheet, as the Company is legally released from severance obligation to employees once the amounts have been deposited, and the Company has no further legal ownership of the amounts deposited.

The carrying value for the deposited funds for the Company's employees' severance pay for employment periods prior to the transition date include profits and losses accumulated up to the balance sheet date. The deposited funds may be withdrawn only upon the fulfillment of the obligation pursuant to the Israeli Severance Pay Law or labor agreements.

Severance pay expenses for the years ended December 31, 2016, 2015 and 2014, amounted to $ 2,577, $ 2,407 and $ 2,652, respectively.

401(k) profit sharing plans:

The Group has a number of savings plans in the United States that qualify under Section 401(k) of the Internal Revenue Code. U.S. employees may contribute up to 100% of their pretax salary, but not more than statutory limits. Generally, the Group contributes one dollar for each dollar a participant contributes in this plan, in an amount of up to 3% of salary and in addition, in some plans, it contributes fifty cents for each dollar a participant contributes in this plan, for an additional 3%. Matching contributions for all the plans were $ 357, $ 327 and $ 311 for the years ended 2016, 2015 and 2014, respectively. Matching contributions are invested in proportion to each participant's voluntary contributions in the investment options provided under the plan.

v.	Fair value of financial instruments:

The Group applies ASC 820, "Fair Value Measurements and Disclosures" ("ASC 820"). Under this standard, fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., "the exit price") in an orderly transaction between market participants at the measurement date.

In determining fair value, the Group uses various valuation approaches. ASC 820 establishes a hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are inputs that market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the Group. Unobservable inputs are inputs that reflect the Group's assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The hierarchy is broken down into three levels based on the inputs as follows:

Level 1 -
Valuations based on quoted prices in active markets for identical assets that the Company has the ability to access. Valuation adjustments and block discounts are not applied to Level 1 instruments. Since valuations are based on quoted prices that are readily and regularly available in an active market, valuation of these products does not entail a significant degree of judgment.

Level 2 -	Valuations based on one or more quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 -	Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

The availability of observable inputs can vary from investment to investment and is affected by a wide variety of factors, including, for example, the type of investment, the liquidity of markets and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment and the investments are categorized as Level 3.

The carrying amounts of cash and cash equivalents, restricted cash, trade receivables, other current assets, trade payables, accrued expenses and other current liabilities approximate their fair value due to the short-term maturities of such instruments.

The Group measured the fair value of the forward contracts in accordance with ASC 820 and classified them as level 2. Foreign currency derivative contracts are classified within Level 2 as the valuation inputs are based on quoted prices and market observable data of similar instruments.

w.	Restructuring costs:

The Company accounts for restructuring activities in accordance to ASC 420, "Exit or Disposal Cost Obligations", which requires that a liability for a cost associated with an exit or disposal activity be recognized and measured. During 2015, the Company initiated a restructuring plan to improve its operating efficiency at its various operating sites and to reduce its operating expenses. As a result of the restructuring plan, the Company recorded $ 367 for one-time employee termination benefits and $ 1,141 for costs to terminate a manufacturing contract for the year ended December 31, 2015. All of the expenses accrued under the 2015 restructuring plan were paid during 2015 and 2016.

x.	Loss per share:

In accordance with ASC 260, "Earning per Share", basic loss per share is computed based on the weighted average number of Ordinary shares outstanding during each period. Diluted loss per share is computed based on the weighted average number of Ordinary shares outstanding during each period, plus dilutive potential Ordinary shares considered outstanding during the period. The total weighted average number of shares related to the outstanding options excluded from the calculations of diluted loss per share, as they would have been anti-dilutive, was 2,227,150, 3,925,236 and 5,546,082 for the years ended December 31, 2016, 2015 and 2014, respectively.

All employee stock options and RSUs were anti-dilutive for the years ended December 31, 2016, 2015 and 2014, respectively.

The loss per share for the years ended December 31, 2015 and 2014 was adjusted, following the rights offering that the Company consummated in March 2016.

y.	Derivatives and hedging activities:

ASC 815, "Derivatives and Hedging" ("ASC 815"), as amended, requires the Company to recognize all derivatives on the balance sheet at fair value. Derivatives that are not hedges must be adjusted to fair value through income (loss). If the derivative is a hedge, depending on the nature of the hedge, changes in the fair value of derivatives are either offset against the change in fair value of the hedged assets, liabilities, or firm commitments through earnings or recognized in other comprehensive income (loss) until the hedged item is recognized in earnings. The ineffective portion of a derivative's change in fair value is immediately recognized in earnings.

The Company measured the fair value of the forward contracts in accordance with ASC 820 (classified as level 2).

A subsidiary of the Company entered into forward contracts in order to hedge the exposure to variability in expected future cash flows resulting from changes in related foreign currency exchange rates.

The Company entered into forward contracts to hedge against the risk of changes in future cash flow from payments of payroll and related expenses denominated in New Israeli Shekels ("NIS").

z.	Comprehensive income (loss):

The Company accounts for comprehensive income (loss) in accordance with ASC 220, "Comprehensive Income". Comprehensive income (loss) generally represents all changes in equity during the period except those resulting from investments by, or distributions to, shareholders. The Company determined that its items of other comprehensive income (loss) relate to unrealized gains and losses on hedging derivative instruments and foreign currency translation adjustments.

The following table shows the components of accumulated other comprehensive income (loss), as of December 31, 2016 and 2015:

	Year ended December 31, 2016
	Foreign currency translation adjustments	Unrealized gains (losses) on cash flow hedges	Total

Beginning balance	$(3,636)	$(91)	$(3,727)

Other comprehensive income before reclassifications	514	396	910
Amounts reclassified from accumulated other comprehensive income	-	(407)	(407)

Net current-period other comprehensive income (loss)	514	(11)	503

Ending balance	$(3,122)	$(102)	$(3,224)

	Year ended December 31, 2015
	Foreign currency translation adjustments	Unrealized gains (losses) on cash flow hedges	Total

Beginning balance	$(614)	$(806)	$(1,420)

Other comprehensive loss before reclassifications	(3,022)	(124)	(3,146)
Amounts reclassified from accumulated other comprehensive loss	-	839	839

Net current-period other comprehensive income (loss)	(3,022)	715	(2,307)

Ending balance	$(3,636)	$(91)	$(3,727)

aa.	Impact of recently issued accounting pronouncements:

In May 2014, the FASB issued Accounting Standard Update No. 2014-09, Revenue from Contracts with Customers (Topic 606). The core principle of the new guidance is that an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. The ASU is effective for the Company in 2018 using either of two methods: (i) retrospective application of ASU 2014-09 to each prior reporting period presented with the option to elect certain practical expedients as defined within ASU 2014-09; or (ii) retrospective application of ASU 2014-09 with the cumulative effect of initially applying ASU 2014-09 recognized at the date of initial application and providing certain additional disclosures as defined per ASU 2014-09 ("Modified Retrospective Adoption Transition Method").

The Company has established an implementation team and has started analyzing the impact of the guidance. The Company is in the process of reviewing its current accounting policies and practices to identify potential differences that would result from applying the requirements of the guidance to its revenue contracts and related expenses. The Company intends to complete the process during 2017 and adopt the new standard on January 1, 2018 using the Modified Retrospective Adoption Transition Method.

Based on the preliminary evaluations to date, the Company identified several issues that may be treated differently under the new revenue standard, such as: a) Incremental costs of obtaining a contract - Capitalization and amortization of incremental costs of obtaining a contract, such as sales commissions, will be recognized as assets if they are recoverable. The asset will be amortized on a systematic basis consistent with the pattern of the transfer of the goods or services to which the asset relates. Currently, the Company expenses commissions cost as incurred; b) Limitation of revenue recognition to the amount that is not contingent - Currently, the amount allocable to the delivered items is limited to the amount that is not contingent upon the delivery of additional items or meeting a specified performance condition. However, this limitation does not exist under the new standard, which might cause an earlier recognition than current guidance.

The foregoing observations are subject to change as the Company completes its evaluation and implementation process.

The FASB has issued, and may issue in the future, interpretive guidance which may cause the Company's evaluation to change. The Company believes it is following an appropriate timeline to allow for proper recognition, presentation and disclosure upon adoption effective the beginning of fiscal year 2018.

In March 2016, the FASB issued ASU 2016-08, Revenue from Contracts with Customers (Topic 606): Principal versus Agent Considerations (Reporting revenue gross versus net) ("ASU 2016-08"), which clarifies the implementation guidance on principal versus agent considerations. In April 2016, the FASB issued ASU 2016-10, Identifying Performance Obligations and Licensing (Topic 606) ("ASU 2016-10"), which amends its new revenue recognition guidance on identifying performance obligations and accounting for licenses of intellectual property. Both ASU 2016-08 and ASU 2016-10 are effective upon the adoption of ASU 2014-09.

In February 2016, the FASB issued ASU 2016-02, Leases (Topic 842) ("ASU 2016-02"). The new guidance requires lessees to recognize assets and liabilities on the balance sheet for the rights and obligations created by all leases with terms of more than 12 months. ASU 2016-02 also will require disclosures designed to give financial statement users information on the amount, timing, and uncertainty of cash flows arising from leases. ASU 2016-02 is effective for annual reporting periods beginning after December 15, 2018 including interim periods within those fiscal years, but early adoption is permitted. The ASU requires a modified retrospective transition approach and provides certain optional transition relief. The Company is currently evaluating when it will adopt this new standard and the expected impact on its consolidated financial statements and related disclosures.

In March 2016, the FASB issued ASU 2016-05, Derivatives and Hedging (Topic 815): Effect of Derivative Contract Novations on Existing Hedge Accounting Relationships” (“ASU 2016-05”), which clarifies that a change in the counter party to a derivative instrument designated as a hedging instrument does not require designation of that hedging relationship, provided that all other hedge accounting criteria are met. ASU 2016-05 is effective for annual periods beginning after December 15, 2016. Early adoption is permitted as of the beginning of an interim period on a modified retrospective basis. The Company does not expect that this new guidance will have a material impact on its consolidated financial statements.

In March 2016, the FASB issued ASU 2016-09, Compensation – Stock Compensation (Topic 718): Improvements to Employee Share-Based Payment Accounting (“ASU 2016-09”). ASU 2016-09 simplifies several aspects of the accounting for employee share-based payment transactions, including the accounting for income taxes, forfeitures, and statutory tax withholding requirements, as well as classification in the statement of cash flows. ASU 2016-09 is effective for fiscal years, and interim periods within those years, beginning after December 15, 2016. The impact of adoption on the Company’s consolidated financial statements is not material.

In August 2016, the FASB issued ASU 2016-15, Statement of Cash Flows (Topic 230): Classification of Certain Cash Receipts and Cash Payments ("ASU 2016-15"). This new standard clarifies certain aspects of the statement of cash flows, including the classification of debt prepayment or debt extinguishment costs or other debt instruments with coupon interest rates that are insignificant in relation to the effective interest rate of the borrowing, contingent consideration payments made after a business combination, proceeds from the settlement of insurance claims, proceeds from the settlement of corporate-owned life insurance policies, distributions received from equity method investees and beneficial interests in securitization transactions. This new standard also clarifies that an entity should determine each separately identifiable source of use within the cash receipts and payments on the basis of the nature of the underlying cash flows. In situations in which cash receipts and payments have aspects of more than one class of cash flows and cannot be separated by source or use, the appropriate classification should depend on the activity that is likely to be the predominant source or use of cash flows for the item. ASU 2016-15 will generally be applied retrospectively and is effective for annual periods beginning after December 15, 2017. Early application is permitted. The Company does not expect that this new guidance will have a material impact on its consolidated financial statements.

In November 2016, the FASB issued ASU 2016-18, Statement of Cash Flows (Topic 230): Restricted Cash ("ASU 2016-18"), which requires companies to include amounts generally described as restricted cash and restricted cash equivalents in cash and cash equivalents when reconciling beginning-of-period and end-of-period total amounts shown on the statement of cash flows. ASU 2016-18 will be effective for the Company in the first quarter of 2018 and early adoption is permitted. The Company expects the adoption will affect its operating and investing activities in its consolidated statements of cash flow as both activities include material changes in the restricted cash balances.

In January 2017, the FASB issued ASU 2017-04, Intangibles - Goodwill and Other (Topic 350): Simplifying the Accounting for Goodwill Impairment ("ASU 2017-04"). ASU 2017-04 eliminates Step 2 of the goodwill impairment test, which requires the calculation of the implied fair value of goodwill by assigning the fair value of a reporting unit to all of its assets and liabilities as if that reporting unit had been acquired in a business combination. Instead, an entity will compare the fair value of a reporting unit with its carrying amount and recognize an impairment charge for the amount by which the carrying amount exceeds the reporting unit's fair value. ASU 2017-04 is effective for annual or any interim goodwill impairment tests in fiscal years beginning after December 15, 2019. The Company is currently evaluating the expected impact of the standard on its consolidated financial statements.